DIGITAL MUSIC CREATIONS, INC.

                    A Nevada Corporation






                         Exhibit 10

Web Site Service and Marketing Agreement with Janeva Corporation

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Janeva Corporation                                          INVOICE
                                                            ------------------
3110 S. Valley View Blvd. Ste. 105                          DATE     INVOICE #
Las Vegas, NV 89102                                         2/8/99        3334
(702) 876-5956                                              ------------------

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BILL TO
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Digital Music Creations
c/o Frank Treadway
2209 Fawn Ridge St.
Las Vegas, NV 89134
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                                                      -P.O. NO.--TERMS--PROJECT-
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                                                      -        --     --       -
                                                      --------------------------
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DESCRIPTION                                                  RATE      AMOUNT
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Web Services- Creation of Website for                        1,475.00  1,475.00
http:/www.createmusic.net
Marketing- Marketing plan and management of createmusic.net    800.00    800.00





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                                                              Total    $2,275.00
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